Share-Based Compensation	12 Months Ended
Aug. 31, 2017
Disclosure Of Compensation Related Costs Sharebased Payments [Abstract]
Share-Based Compensation
14.	SHARE-BASED COMPENSATION

In January 2016, Yang’s Family acquired 100% equity interest in Time Education Group. The Group paid 7.41% interest of the Education Group plus cash consideration to Mr. He for acquiring his 56% interest of Time Education Group and his services for acting as CEO of the Education Group after the acquisition. Hence, the Group determined that the amount in excess of the fair value of 7.41% interest in the Education Group and cash paid to Mr. He over the fair value of 56% interest in Time Education Group is deemed to be share-based compensation so as to attract Mr. He to serve as the CEO of the Education Group. Accordingly, the Group recorded share-based compensation expense of RMB 95,070 for the year ended August 31, 2016 and was included in selling, general and administrative expenses.

Commencing from the completion of acquisition, January 27, 2016, Mr. He is entitled to exercise any shareholder’s rights, including but not limited to the right to receive dividend and any voting rights, in respect of his 7.41% interest in the Education Group.

The Group engaged a third party valuation firm to assist them with the valuation of the Education Group and Time Education Group and determined that the fair value as of the acquisition date was RMB 2,025,000 and RMB 108,982, respectively. The Group applied the income approach - discounted cash flow method to estimate the fair value of the Education Group and Time Education Group as of the acquisition date. The major assumptions used in the discount cash flow model are as follows:

Education Group
Revenue growth rate	3% to 27%
Weight average cost of capital (“WACC”)	18%
Terminal growth rate	3%

Time Education Group
Revenue growth rate	3% to 269%
Weight average cost of capital (“WACC”)	18%
Terminal growth rate	3%